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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1998, in the Registration Statement (Post-Effective Amendment No. 1 to Form S-1) and related Prospectus of Cypress Bioscience, Inc. for the registration of shares of its common stock.



                                             /s/  Ernst & Young LLP
                                             --------------------------
                                                  ERNST & YOUNG LLP

San Diego, California
May 26, 1998